Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of January 5, 2016, between Sea of Green Systems, Inc., a Florida corporation (the “Company”), Ecosphere Technologies, Inc., a Delaware corporation and principal shareholder of the Company (the “Parent”) and each of the Purchasers signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser desires to purchase from the Company, (i) a sum representing a six-month loan to the Company (the “Loan Amount”) represented by a convertible promissory note with an interest rate of twelve and one-half percent (12.5%) per annum, in such amounts and for such purchase prices as set forth opposite the  Purchaser’s name on the signature page hereto (the “Purchase Price”) and in the form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”), which Notes shall be convertible into shares (the “Conversion Shares”) of either the common stock of the Parent, par value $0.01 per share (the “Parent Common Stock”) or the common stock of Pubco (as defined herein) (the “Pubco Common Stock”) and (ii) warrants to purchase shares of the Parent Common Stock (the “Warrant Shares”), in the form attached hereto as Exhibit B (the “Warrants” and, collectively with this Agreement, and the Notes , the “Transaction Documents”) and, collectively with the Notes, the Conversion Shares and the Warrant Shares, the “Securities”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Parent and each Purchaser agree as follows:

1.

Purchase and Sale of the Securities.

(a)

Closing.  On the Closing Date (as defined below), upon the terms and subject to the conditions set forth herein:

(i)

the Company and the Parent hereby agree to sell to each Purchaser, and each Purchaser hereby agrees to purchase from the Company and the Parent the Notes and the Warrants, in consideration of the Purchase Price. For purposes of this Agreement, “Closing Date” means the date on which all of the Transaction Documents have been executed and delivered by the parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Purchase Price and (ii) the Company’s and Parent’s obligation to deliver the Notes and the Warrants, in each case, have been satisfied or waived.

(ii)

Each Purchaser shall deliver the Purchase Price, via wire transfer of immediately available funds, to the Company’s attorneys, using the wiring instructions set forth herein on Exhibit C.

(iii)

The Notes and Warrants are being offered on a “best efforts, no minimum” basis of a total Loan amount of up to $300,000.

The Company, the Parent and each Purchaser shall each deliver to the other items set forth in Section 1(b) deliverable at the closing (the “Closing”). Upon waiver or satisfaction of the covenants and conditions set forth in Sections 1(b) and 1(c), the Closing shall occur at such location within the United States as the parties shall mutually agree.

(b)

Deliverables.

(i)

On or prior to any Closing Date, the Company and the Parent shall deliver or cause to be delivered to the Company the following:

A.

this Agreement, duly executed by the Company and the Parent;

B.

a Note, duly executed by the Company, with a face value equal to such amount as set forth opposite such Purchaser’s  name on the signature page hereto;

C.

the Warrant, duly executed by the Parent to purchase such number of shares of Parent Common Stock equal to such Purchaser’s Purchase Price multiplied by ten (10);

D.

the Officer Certificates; and

E.

the Secretary Certificates.

(ii)

On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

A.

this Agreement, duly executed by such Purchaser; and

B.

the Purchase Price by wire transfer to the Company’s attorneys.

(c)

Closing Conditions.

(i)

The obligations of the Company and the Parent hereunder in connection with the Closing are subject to the waiver or satisfaction of the following conditions:

A.

the accuracy on the Closing Date of the representations and warranties of such Purchaser contained herein;

B.

all obligations, covenants and agreements of such Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

C.

the delivery by such Purchaser of the items set forth in Section 1(b)(ii) of this Agreement.

(ii)

The obligations of each Purchaser hereunder in connection with the Closing are subject to the waiver or satisfaction of the following conditions:

A.

the accuracy in all material respects on the Closing Date of the representations and warranties of Company and the Parent contained herein;

B.

all obligations and agreements of the Company and the Parent required to be performed at or prior to the Closing Date shall have been performed;

C.

Each of the Parent and the Company shall deliver to such Purchaser, a certificate signed by its Secretary or Assistant Secretary, including incumbency specimen signatures of any signatory of any Transaction Document of the Company and Parent, and certifying that the attached copies of its Certificate of Incorporation, as amended and Bylaws, as amended, and resolutions of its Board of Directors approving  the transactions contemplated by the Transaction Documents, are all true, complete and correct and remain in full force and effect (collectively, the “Secretary Certificates”).

D.

The representations and warranties of the Company and the Parent contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement (except whether such representations are qualified by material or material adverse effect, which shall be true and correct in all respects) and shall be true and correct as of the applicable Closing Date as if made on the Closing Date and each of the Parent and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Parent and the Company in connection with the consummation of the transactions contemplated by the Transaction Documents at or prior to the Closing Date and each of the Parent and the Company shall deliver a certificate, executed by its Chief Executive Officer, dated as of the Closing Date, certifying that the foregoing is true (collectively, the “Officer Certificates”).

E.

the delivery by the Company and the Parent of the items set forth in Section 1(b)(i) of this Agreement.

2.

Conversion of Note.  In accordance with the terms and the conditions of the Notes, the Notes shall mature on the date that is six (6) months from the date of issuance (the “Maturity Date”).  On or prior to the Maturity Date, the  Purchaser may convert the Note as follows:  (i) in the event the Company merges with a public company (“Pubco”), by reverse merger, share exchange or other business combination (the “Public Company Event”), the Note (including all outstanding principal and accrued but unpaid interest) shall thereafter be automatically  convertible  into shares of Pubco at a per share price equal to 85% of the of the offering price of

Pubco’s securities in the financing transaction conducted in connection with the Public Company Event or (ii) if no Public Company Event has occurred by the Maturity Event, the Note (including all outstanding principal and accrued but unpaid interest) may be converted into shares of the Parent at a per share price equal to $0.115.

3.

Representations and Warranties of the Company. The Company represents and warrants to Purchasers as follows:

(a)

Subsidiaries. The Company has no subsidiaries.

(b)

Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted and contemplated to be conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a material adverse effect on the business, condition (financial or otherwise), operations, prospects or property of the Company, taken as a whole (“Material Adverse Effect”), and no proceeding has been initiated in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)

Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the board of directors or the Company’s stockholders in connection therewith, other than in connection with the Required Approvals (as defined herein). Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except: (i) as may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d)

No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Notes and Warrants and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals (as defined below), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than, if applicable, the filing of Form D with the Securities and Exchange Commission (the “Commission”) and such filings as are required to be made under applicable state securities laws (the “Required Approvals”).

(f)

Issuance of the Securities. The Notes are duly authorized and, when issued and paid for in accordance with the terms of the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, and free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents.

(g)

Capitalization; Additional Issuances. All of the issued and outstanding securities of the Company are owned by the Parent, except as provided on Schedule 3(g).  As of the date hereof, there are no outstanding agreements or preemptive or similar rights affecting the capital of the Company and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, the capital of the Company.

(h)

Litigation.  There are no actions or proceedings pending or, to the knowledge of the Company, threatened by or against Company involving more than, individually or in the aggregate, Ten Thousand Dollars ($10,000).  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents  or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(i)

Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted or as contemplated to be conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(j)

Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Notes and Warrants by the Company to Purchasers as contemplated hereby.

(k)

No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold the Notes and Warrants by any form of general solicitation or general advertising. The Company and Parent have offered the Securities for sale only to Purchasers.

(l)

Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by each Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(m)

Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 3(m) that may be due in connection with the transactions contemplated by the Transaction Documents.

(n)

Investment Company.  The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Notes, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(o)

No Disqualification Events.  To the Company’s Knowledge, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer participating in the offering contemplated hereby, any beneficial owner of 20% or more of its outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the

Company in any capacity at the time of sale (each, an “Covered Person”) is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event.

(p)

Full Disclosure. All of the disclosure furnished by or on behalf of the Company to Purchasers regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.

Representations and Warranties of the Parent. The Parent represents and warrants to the Purchasers as follows:

(a)

Subsidiaries. The Parent’s subsidiaries (the “Subsidiaries”) as of the date hereof are set forth in on Schedule 4(a).  Except as set forth in Schedule 4(a), the Parent owns, directly or indirectly, 100% of each Subsidiary and such ownership interest is free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and non-assessable and free of preemptive and similar rights to purchase securities. Neither the Parent nor the Subsidiaries are subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Parent nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

(b)

Organization and Qualification. Each of the Parent and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted and contemplated to be conducted. Each of the Parent and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect on the business, condition (financial or otherwise), operations, prospects or property of the Parent or a Subsidiary, taken as a whole, and no proceeding has been initiated in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)

Authorization; Enforcement. The Parent has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the applicable Transaction Documents by the Parent and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Parent and no further action is required by the Parent, the board of directors or the Parent’s stockholders in connection therewith, other than in connection with any Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Parent and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms, except: (i) as may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d)

No Conflicts. The execution, delivery and performance by the Parent of the Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Parent’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Parent or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Parent or Subsidiary debt or otherwise) or other understanding to which the Parent or the Subsidiary is a party or by which any property or asset of the Parent or the Subsidiary is bound or affected, or (iii) subject to any Required Approvals,  conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Parent or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Parent or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals. Neither the Parent nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Parent of the Transaction Documents, other than the filing of Form D with the Commission and all Required Approvals.

(f)

Issuance of the Securities.  The Securities have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents.  The Parent has reserved from its duly authorized capital stock 100% of such number of securities for issuance of upon conversion of the Notes and upon exercise of the Warrants.

(g)

Capitalization; Additional Issuances. All of the issued and outstanding securities of the Parent as of the date hereof are as set forth on Schedule 4(g).  Except as set forth on Schedule 4(g), as of the date hereof, there are no outstanding agreements or preemptive or similar rights affecting the Common Stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, the Common Stock.  The Parent does not have sufficient authorized capital to permit issuance by the Parent of the Conversion Shares and the Warrant Shares in connection with a $100,000 loan.  The Parent covenants that it shall reserve the Conversion Shares and as many Warrant Shares as it can.  If any shares of Parent common stock become available for future issuance, they shall be reserved for the Conversion Shares and Warrant Shares in order to permit full conversion or exercise.

(h)

Litigation.  Except as set forth on Schedule 4(h), there are no Actions or proceedings pending or, to the knowledge of the Parent, threatened by or against Parent or any of its Subsidiaries involving more than, individually or in the aggregate, Ten Thousand Dollars ($10,000).  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Parent, threatened against or affecting the Parent before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Parent nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Parent, there is not pending or contemplated, any investigation by the Commission involving the Parent or any current or former director or officer of the Parent.

(i)

Regulatory Permits. Each of the Parent and each Subsidiary possess all Material Permits, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Parent nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(j)

SEC Reports; Financial Statements.  The Parent has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Parent was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” ) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Parent included in the SEC Reports comply in all material respects with the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with U.S. GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by U.S. GAAP, and fairly present in all material respects the financial position of the

Parent as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(k)

Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Securities by the Parent to such Purchaser as contemplated hereby.

(l)

No General Solicitation. Neither the Parent nor any person acting on behalf of the Parent has offered or sold any of the Securities by any form of general solicitation or general advertising. The Parent and Company have offered the Securities for sale only to the Purchasers.

(m)

Acknowledgment Regarding Purchasers’ Purchase of Securities. The Parent acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Parent further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Parent (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by each Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Purchaser’s purchase of the Securities. The Parent further represents to each Purchaser that the Parent’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Parent and its representatives.

(n)

Labor Relations. No labor dispute exists or, to the knowledge of the Parent, is imminent with respect to any of the employees of the Parent which could reasonably be expected to result in a Material Adverse Effect. None of the Parent’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Parent or such Subsidiary, and neither the Parent nor any Subsidiary is a party to a collective bargaining agreement, and the Parent and each Subsidiary believe that their relationships with their employees are good. No executive officer, to the knowledge of the Parent, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Parent or any Subsidiary to any liability with respect to any of the foregoing matters. The Parent and each Subsidiary is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)

Benefit Plans.  Copies of all documentation relating to any Benefit Plans (including all plan documents, written descriptions of plans, actuarial reports and governmental filings and determinations with respect to such Benefit Plans) have been delivered or made available to each Purchaser.  None of the Benefit Plans is a “Defined Benefit Plan” that would be subject to Part 3 of Title 1 of the Employee Retirement Income Security Act of 1974, as

amended, and the rules and regulations promulgated thereunder (“ERISA”), Section 412 of the Internal Revenue Code of 1986, as amended, or Title IV of ERISA.  None of the Benefit Plans is a “multiemployer plan” (as such term is defined in Section 3(37) of ERISA) or a “single employer under multiple controlled groups” as described in Section 4063 of ERISA, and neither the Parent nor any Affiliate has ever contributed to or had an obligation to contribute, or incurred any liability in respect of a contribution to any multiemployer plan.  Each Benefit Plan has been operated in compliance with its terms in all respects, and each Benefit Plan complies, in all respects, with all provisions of applicable Law except as would not have a Material Adverse Effect.  “Benefit Plans” means any Plan ever maintained, established or to which contributions have at any time been made by the Parent or any of its Affiliates existing at the Closing Date or prior thereto, to which the Parent contributes or has contributed, or under which any consultant, employee, former consultant, former employee or director or former director of the Parent or any beneficiary thereof is covered, has ever been covered, is or has ever been eligible for coverage or has any benefit rights.

(p)

Compliance. Neither the Parent nor any Subsidiary: (i) is in violation of any order of any court, arbitrator or governmental body or (ii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(q)

Environmental Matters.  The Parent has complied with and is in compliance with all federal, state, local and foreign statutes (civil and criminal), laws, ordinances, regulations, rules, permits, approvals, judgments, orders and decrees applicable to it or any of its properties, leased real property, assets, operations and businesses relating to environmental protection, and health and safety (collectively “Environmental Laws”) including, without limitation, Environmental Laws relating to air, surface water and groundwater, land and the generation, storage, use, handling, transportation, treatment, release, threatened release, remediation, exposure to or disposal of Hazardous Wastes, Hazardous Materials and Hazardous Substances (as such terms are defined in any applicable Environmental Law), as well as oil, petroleum, petroleum products, asbestos or any substance containing asbestos, and polychlorinated biphenyls (collectively “Hazardous Materials”), (ii)  the Parent has obtained and fully complied with and is currently in full compliance with all environmental permits and other environmental approvals necessary for the conduct of its business and the operation of its properties, and has reported to the appropriate governmental or regulatory authorities, to the extent required by all Environmental Laws, all past and present sites owned and operated by the Parent where Hazardous Materials have been treated, stored, disposed of or otherwise handled, (iii) to the knowledge of the Parent, there is not nor has there been any condition, event, circumstance, practice, activity, incident which could reasonably be expected to give rise to any common law liability or liability pursuant to any Environmental Laws or otherwise form the basis of any claim, demand or litigation against the Parent; (iv) there are no claims, demand, suits, judicial or administrative actions, governmental investigators or legal proceedings pending or, to the knowledge of the Parent, threatened against the Parent relating in any way to any Environmental laws, nor has the Parent received notice of any violation of, or any claim alleging liability under, any Environmental Laws, (v) there have been no releases or threats of releases (as these terms are defined in Environmental Laws) of any Hazardous Materials at, from, in or on any property previously or currently owned or operated by the Parent, except as permitted by Environmental Laws, and (vi) there is no on-site or off-site location to which the Parent has transported or disposed of Hazardous Materials or arranged for the transportation of Hazardous Materials which is the subject of any federal, state, local or foreign enforcement action or any other investigation which could reasonably be expected to lead to any claim against the Parent for any clean-up cost, remedial work, damage to natural resources, property damage or personal injury, including, but not limited to, any claim under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act or comparable state or local statutes or regulations, except as would not have a Material Adverse Effect.

(r)

Title to Assets. The Parent and each Subsidiary have good and marketable title in all personal property owned by them that is material to the business of the Parent and each Subsidiary, in each case, except as disclosed on Schedule 4(r)  free and clear of all liens, except for liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Parent and each Subsidiary and liens for the payment of federal, state, foreign or other taxes, the payment of which is neither delinquent nor subject to penalties (“Permitted Liens”). Any real property and facilities held under lease by the Parent and each Subsidiary are held by them under valid, subsisting and enforceable leases with which the Parent and each Subsidiary are in compliance.

(s)

Intellectual Property. The Parent and each Subsidiary own all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes necessary for the conduct of their businesses (collectively, the “Intangibles”). Neither the Parent nor any Subsidiary has infringed upon the rights of others with respect to the Intangibles and neither the Parent nor any Subsidiary have received notice that they have or may have infringed or are infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, or could reasonably be expected to have, have a Material Adverse Effect.

(t)

Insurance. The Parent and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Parent believes to be prudent and customary in the businesses in which the Parent and each Subsidiary are engaged. Neither the Parent nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(u)

Transactions With Affiliates and Employees. Except as described on Schedule 4(u), none of the officers or directors of the Parent and, to the knowledge of the Parent, none of the employees of the Parent, is presently a party to any transaction with the Parent or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Parent, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $20,000, other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred in the ordinary course of business on behalf of the Parent and (iii) other employee benefits, including stock option agreements, under any stock option plan of the Parent or of the Company.

(v)

Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Parent to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. No Purchaser shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 4(v) that may be due in connection with the transactions contemplated by the Transaction Documents.

(w)

Tax Returns. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Parent and each Subsidiary have filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Parent has no knowledge of a tax deficiency which has been asserted or threatened against the Parent or any Subsidiary.

(x)

Foreign Corrupt Practices. None of the Parent, any Subsidiary or, to the knowledge of the Parent, any agent or other person acting on behalf of the Parent or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Parent (or made by any person acting on its behalf of which the Parent is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(y)

No Disagreements with Accountants or Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Parent to arise, between the Parent and the accountants and lawyers formerly or presently employed by the Parent which could affect the Parent’s ability to perform any of its obligations under any of the Transaction Documents.

(z)

Indebtedness. Except as disclosed on Schedule 4(z), neither the Parent nor any Subsidiary is in default with respect to, or liable under (x) any liabilities for borrowed money or amounts owed in excess of $25,000 (other than trade accounts payable incurred in the ordinary course of business), or (y) any guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Parent’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

(aa)

Internal Controls. Except as disclosed in the SEC Reports, the Parent is in compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Parent. The Parent and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Reports, the Parent has established disclosure controls and procedures (as defined in the Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Parent and designed such disclosure controls and procedures to ensure that material information relating to the Parent, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Parent’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Parent's certifying officers have evaluated the effectiveness of the Parent's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Parent presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Parent's internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Parent's knowledge, in other factors that could significantly affect the Parent's internal controls. The Parent maintains and will continue to maintain a standard system of accounting established and administered in accordance with U.S. GAAP and the applicable requirements of the Exchange Act.

(bb)

OFAC. None of the Parent, any Subsidiary or, to the knowledge of the Parent, any director, officer, agent, employee or Affiliate of the Parent is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Parent will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(cc)

Investment Company.  The Parent is not, and is not an Affiliate of, and immediately after receipt of payment for the Notes, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(dd)

No Disqualification Events.  To the Parent’s Knowledge, neither the Parent nor any other Covered Person of the Parent is subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Parent has exercised reasonable care to determine whether it or any other Covered Person is subject to a Disqualification Event.

(ee)

Full Disclosure. All of the disclosure furnished by or on behalf of the Parent to Purchaser regarding the Parent, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.

Representations and Warranties of Purchaser. Each Purchaser individually and not with respect to any other Purchaser, represents and warrants to the Company and the Parent as follows:

(a)

Purchaser is an “accredited investor” as defined by Rule 501 under the Securities Act. Purchaser is capable of evaluating the merits and risks of its investment in the Securities and has the ability and capacity to protect its interests.

(b)

Purchaser understands that the Securities have not been registered. Purchaser understands that the Securities will not be registered under the Securities Act in reliance upon an exemption in reliance on Section 4(a)(2) of the Securities Act.

(c)

Purchaser acknowledges that Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto.

(d)

Purchaser is purchasing the Securities for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Securities in compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(e)

Purchaser has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except: (i) as may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(f)

There are no actions, suits, proceedings or investigations pending against Purchaser or Purchaser’s assets before any court or governmental agency (nor, to Purchaser’s knowledge, is there any threat thereof) which would impair in any way Purchaser’s ability to enter into and fully perform Purchaser’s commitments and obligations under this Agreement or the transactions contemplated hereby.

(g)

The execution, delivery and performance of and compliance with this Agreement and the issuance of the Securities to Purchaser will not result in any violation of, or conflict with, or constitute a default under, any of Purchaser’s articles of incorporation or by-laws, or equivalent limited liability company, trust or partnership documents, if applicable, or any agreement to which Purchaser is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Purchaser or the Securities purchased by Purchaser.

(h)

Purchaser is aware that the Conversion Shares and the Warrant Shares will be (unless registered by the Parent), when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Securities Act, and may not be offered, sold or transferred except pursuant to an effective registration statement or an exemption from registration under the Securities Act.

(i)

Purchaser understands that the Securities shall bear the following legend or one substantially similar thereto, which Purchaser has read and understands:

NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF AT ANY TIME IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(j)

Any sales, transfers, or other dispositions of the Securities by Purchaser, if any, will be made in compliance with the Securities Act and all applicable rules and regulations promulgated thereunder.

(k)

Purchaser further represents that the address of Purchaser set forth on the signature page is its principal place of business; that Purchaser is purchasing the Securities for Purchaser’s own account and not, in whole or in part, for the account of any other person; and that Purchaser has not formed any entity, and is not an entity formed, for the purpose of purchasing the Securities.

(l)

Purchaser represents and warrants that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Agreement.

6.

Other Agreements.

(a)

Certain Covenants of the Company and Parent.  Until such time as the Loan Amount or any accrued fees or interest remain unpaid or outstanding, the Company and the Parent shall comply and operate in accordance with all of the following covenants and agreements:

(i)

Payment of Obligations.  The Company and the Parent will to the extent of available cash timely pay and discharge all of their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

(ii)

Conduct of Business and Maintenance.  The Company and the Parent will continue to engage in business of the same general type as now conducted by it and to preserve, renew and keep in full force and effect, its corporate existence and its assets, rights, privileges and franchises to the extent necessary or desirable in the normal conduct of business or to preserve their respective assets.  The Company and the Parent shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(iii)

Compliance with Laws.  The Company and Parent will comply in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities.

(iv)

Use of Proceeds.  None of the Loan Amount shall be used for any purpose other than in connection with general working capital purposes.  The Company intends to pay $45,000 for legal fees, $20,000 for 2014 and 2015 auditing fees and the balance for working capital, including $10,013.15 to pay the former transfer agent of the Parent.  No proceeds shall be used, directly or indirectly, by the Company or the Parent to pay any indebtedness held by any party which is not an affiliate. For avoidance of doubt, no proceeds shall be paid to creditors of the Parent.  A total of $25,000 shall be held by the Company’s attorneys in escrow until the earlier of the closing of the Public Company Event or February 28, 2016. If the Public Company Event does not close by February 28, 2016, the $25,000 shall be used solely for paying the expenses of the Parent in seeking to increase its authorized capital in an amount which shall permit conversion of the Notes and exercise of the Warrants, or such greater amount as may be deemed appropriate by the Board of Directors and shareholders of the Parent.

(v)

Notice of Legal Matters.  The Company and/or the Parent shall notify the Purchasers promptly after the Company and/or the Parent shall obtain knowledge of any written notice of any legal or arbitral proceedings, and of all proceedings by or before any governmental authority, and each material development in respect of such legal or other proceeding affecting the Company or Parent, except proceedings which, if adversely determined, would not reasonably be likely to have a Material Adverse Effect.

(vi)

Books and Records; Inspection and Audit Rights.  The Company and Parent will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.  The Company and Parent will permit any representatives designated by any Purchaser, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its business, assets, affairs, finances, prospects, and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested.  Promptly upon

Purchaser’s written request therefor, the Company and Parent shall deliver to Purchaser such documents and other evidence of the existence, good standing, foreign qualification and financial condition of the Company as Purchaser shall request from time to time.

(vii)

Change of Control, etc.  Without the prior approval of each Purchaser, the Parent shall not  (i) merge or consolidate with or into any person, (ii) sell, assign, lease, license or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person, or (iii) issue or sell securities of the Parent (whether in one transaction or in a series of transactions) such that the shareholders of the Parent as of the date of this Agreement hold or will hold less than a majority of the outstanding (on a fully-diluted basis) equity securities or voting power of the Parent (“Change of Control”).

(viii)

Indebtedness and Liens.   Except as provided by Schedule 6(a), neither the Company nor the Parent shall create or suffer to exist any debt or liens other than (i) debt incurred by the Company or Parent in the ordinary course of business, not to exceed $25,000 in the aggregate, (ii) debt which is subordinated in the right of payment to amounts payable to the Purchasers pursuant to this Agreement on terms reasonably satisfactory to the Purchasers; and (iii) Permitted Liens.

(ix)

Investments, Loans, Acquisitions and Hedge Agreements. Except as occurs in the course of business, without the approval of each Purchaser, neither the Company nor the Parent shall: (i) purchase or acquire or make any investment in any other person, (ii) purchase or acquire all or substantially all of the assets of any person or any division of any person; (iii) make any loan, advance or extension of credit to, or contribution to the capital of, any other person other than reimbursement of reasonable, bona fide and properly documented business expenses incurred on behalf of the Company or the Parent;  or (iv) make any commitment or acquire any option or enter into any other arrangements for the purpose of making any of the foregoing investments, loans or acquisitions.

(x)

Restricted Payments.    Neither the Company nor the Parent shall declare, order, pay or make any cash dividend or except in the ordinary course of business, any distribution of assets directly or indirectly to any person.

(xi)

Transactions with Affiliates.  Except as provided on Schedule 6(a)(xi), neither the Company nor the Parent shall not enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or Parent’s business and upon fair and reasonable terms no less favorable to the Company or the Parent than it would obtain in a comparable arm's-length transaction with a person not an Affiliate.  “Affiliate” means, as applied to any person, (a) any other person directly or indirectly controlling, controlled by or under common control with, that person, (b) any other person that owns or controls (i) 10% or more of any class of equity securities of that person or any of its Affiliates or (ii) 10% or more of any class of equity securities (including any equity securities issuable upon the exercise of any option or convertible security) of that person or any of its Affiliates, or (c) any director, partner, officer, manager, agent, employee or relative of such person.  For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through ownership of voting securities or by contract or otherwise.

(xii)

Public Company Event.  The Parent and Company shall not consummate a Public Company Event of the Company without the written consent of Cavalry Fund I LP.

(b)

Notice of Other Material Events.  Until such time as the Loan Amount or any accrued fees or interest remain unpaid or outstanding, the Company and the Parent shall provide notice of the following:

(i)

The Company and the Parent shall furnish to each Purchaser prompt (but in no event more than two (2) business days after the relevant occurrence) written notice of the occurrence of any Event of Default (as defined in the Notes) or any other event or circumstance that results in, or could reasonably be expected to result in, a Material Adverse Effect.

(ii)

The Company and the Parent shall furnish to each Purchaser written notice of the following not less than thirty (30) days prior to the occurrence thereof:  (A) any change of the Company’s or Parent’s corporate name or of any trade name used to identify it in the conduct of its business or in the ownership of its properties, (B) any change of the state in which the Company or Parent is organized or conducts business, (C) any change of the Company’s or Parent’s principal place of business, or (D) any change of the Company’s or Parent’s identity or corporate structure.

(iii)

Each notice delivered under this Section shall be accompanied by a statement of the Company and Parent setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

(c)

Further Assurances.  At any time or from time to time after the execution hereof, the Company and the Parent will promptly execute, deliver, verify, acknowledge, record and/or file any and all further documents and instruments (including financing statements and continuation statements), and promptly take any and all such other and further actions, as each Purchaser may request in order to evidence or more fully effectuate the transactions and security arrangements contemplated hereby and to otherwise carry out the terms hereof.

(d)

Reservation of Shares. Except as provided in Section 4(a), the Parent shall at all times reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of providing for the conversion rights and exercise rights provided for under the Notes and the Warrants, 100% of such number of shares of Common Stock as shall, from time to time, be sufficient for issuance upon conversion of such Notes and exercise of the Warrants in full.

(e)

Right of Participation. The Company acknowledges and agrees that the rights set forth in this Section 6(e) is a right granted by the Offering Entity (as defined below), separately, to each Purchaser.

(i)

At least five (5) trading days prior to any proposed or intended sale by  the Company or, after the Public Company Event, Pubco  (such entity, the “Offering Entity”) of its Common Stock or other securities or equity linked debt obligations (each, a “Subsequent Placement”), the Offering Entity shall deliver to each Purchaser a written notice of its proposal or intention to effect a Subsequent Placement (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than:  (A) a statement that the Offering Entity proposes or intends to effect a Subsequent Placement, (B) a statement that the statement in clause (A) above does not constitute material, non-public information and (C) a statement informing such Purchaser that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request.  Upon the written request of a Purchaser within five (5) business days after the Offering Entity’s delivery to such Purchaser of such Pre-Notice, and only upon a written request by such Purchaser, the Offering Entity shall promptly, but no later than one (1) business day after such request, deliver to such Purchaser an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (I) identify and describe the Offered Securities, (II) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (III) identify the persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (IV) offer to issue and sell to or exchange with such Purchaser in accordance with the terms of the Offer such Purchaser’s pro rata portion of 100% of the Offered Securities, provided that the number of Offered Securities which such Purchaser shall have the right to subscribe for under this Section 6(e) shall be (x) based on such Purchaser’s pro rata portion of the aggregate original principal amount of Notes purchased hereunder by all Purchasers (the “Basic Amount”), and (y) with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchasers shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(ii)

To accept an Offer, in whole or in part, such Purchaser must deliver a written notice to the Offering Entity prior to the end of the fifth (5th) Business Day after such Purchaser’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Purchaser’s Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then such Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), such Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Offering Entity to the extent it deems reasonably necessary.  Notwithstanding the foregoing, if the Offering Entity desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Offering Entity may deliver to each Purchaser a new Offer Notice and the Offer Period shall expire on the fifth(5th) Business Day after such Purchaser’s receipt of such new Offer Notice.

(iii)

The Offering Entity shall have five (5) Business Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Purchaser (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Offering Entity than those set forth in the Offer Notice and (B) to publicly announce (I) the execution of such Subsequent Placement Agreement, and (II) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K (after a Public Company Event) with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv)

In the event the Offering Entity shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 6(e)(iii) above), then such Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Purchaser elected to purchase pursuant to Section 6(e)(ii)0 above multiplied by a fraction, (A) the numerator of which shall be the number or amount of Offered Securities the Offering Entity actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to this Section 6(e)  prior to such reduction) and (B) the denominator of which shall be the original amount of the Offered Securities.  In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Offering Entity may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 6(e)(i) above.

(v)

Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Purchaser shall acquire from the Offering Entity, and the Offering Entity shall issue to such Purchaser, the number or amount of Offered Securities specified in its Notice of Acceptance.  The purchase by such Purchaser of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Offering Entity and such Purchaser of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Purchaser and its counsel.

(vi)

Any Offered Securities not acquired by a Purchaser or other persons in accordance with this Section  6(e) may not be issued, sold or exchanged until they are again offered to such Purchaser under the procedures specified in this Agreement.

(vii)

The Offering Entity and each Purchaser agree that if any Purchaser elects to participate in the Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any securities of the Offering Entity or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Offering Entity or any instrument received from the Offering Entity.

(viii)

Notwithstanding anything to the contrary in this Section 6(e) and unless otherwise agreed to by such Purchaser, the Offering Entity shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the fifth (5th) business day following delivery of the Offer Notice.  If by such fifth (5th) business day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be in possession of any material, non-public information with respect to the Offering Entity or any of its subsidiaries.  Should the Offering Entity decide to pursue such transaction with respect to the Offered Securities, the Offering Entity shall provide such Purchaser with another Offer Notice in accordance with, and subject to, the terms of this Section 6(e) and such Purchaser will again have the right of participation set forth in this Section 6(e)  The Offering Entity shall not be permitted to deliver more than one such Offer Notice to such Purchaser in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 6(e)(ii).

The Right of Participation set forth in this Section 6(e) shall terminate on the date that is twelve (12) months from the Closing Date.  Upon consummation of a Public Company Event, the Company shall cause Pubco to assume all obligations of the Company under this Section 6(e).

(f)

Fees. The Company (and the Parent with respect to Conversion Shares and Warrant Shares) shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, the costs associated with any legal opinions required to be rendered to the Parent’s transfer agent in connection with the lifting of any legends on the Conversion Shares or the Warrant Shares, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Purchaser) relating to or arising out of the transactions contemplated hereby. The Parent and the Company (subject to the foregoing qualification) shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Purchasers.

7.

Indemnification by the Company and the Parent. Each of the Company and the Parent shall indemnify each Purchaser and its officers, directors, shareholders, members, partners, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses (as defined below), and whether or not involving any person not a party to this Agreement) suffered, incurred or sustained by any of them or to which any of them becomes subject resulting from, arising out of or relating to (a) any material misrepresentation on the part of the Company or the Parent, (b) a breach by the Company or the Parent of any of the representations and warranties contained herein, or (c) any non-fulfillment of or failure to perform any covenant or agreement on the part of the Company or the Parent contained in this Agreement or in any of the Transaction Documents (including any certificates delivered in connection herewith or therewith). If and to the extent that the indemnification hereunder is finally determined by a court of competent jurisdiction to be unenforceable, the Company and Parent shall make the maximum contribution to the payment and satisfaction of the indemnified Losses as shall be permissible under applicable laws.  “Losses” means any and all damages, fines, fees, taxes, penalties, deficiencies, diminution in value of investment, losses and expenses, including interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment (including, without limitation, fees and expenses of attorneys, incurred in connection with (i) the investigation or defense of any claim made by a person not a party hereto and (ii) asserting or disputing any rights under this Agreement against any party hereto or otherwise).

8.

Miscellaneous.

(a)

The Company and the Parent each agree not to transfer or assign this Agreement or any of the Company’s or Parent’s rights or obligations herein and each Purchaser agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Transaction Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or waived only by a written instrument signed by all parties.

(c)

Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax, if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail, with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid), to the following addresses:

(i)

If to the Company, at:

Sea of Green Systems, Inc.

3515 S.E. Lionel Terrace

Stuart, FL 34997

Attn: Chief Executive Officer

(ii)

If to the Parent, at:

Ecosphere Technologies, Inc.

3515 S.E. Lionel Terrace

Stuart, FL 34997

Attn: Chief Executive Officer

(iii)

If to a Purchaser, to the address set forth on its signature page hereto.

(d)

No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by all parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(e)

This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York as such laws are applied by the Florida courts to contracts solely performed within its borders, except with respect to the conflicts of law provisions thereof.

(f)

Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in New York County, New York. The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the federal and state courts located in New York County, New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the federal and state courts located in New York County, New York. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(g)

If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(h)

The Company and the Parent understands and agrees that money damages may not be a sufficient remedy for any breach of this Agreement by the Company and/or the Parent, and that each Purchaser shall be entitled to equitable relief, including an injunction and specific performance, as a remedy for any such breach, without the necessity of establishing irreparable harm or posting a bond therefor. Such remedies shall not be deemed to be the exclusive remedies for a breach by the Company and/or the Parent of this Agreement, but shall be in addition to all other remedies available at law or equity to Purchasers.

(i)

All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(j)

This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

Company/Parent Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SEA OF GREEN SYSTEMS, INC.

By:   ______________________

         Name:   Dennis McGuire

         Title:   CEO

ECOSPHERE TECHNOLOGIES, INC.

By:  ______________________

        Name:   Dennis McGuire

        Title:  CEO

Purchaser Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[INVESTOR]

By: _________________________________

      Name: ___________________________

      Title: ____________________________

Purchase Price:  $___________

Address for Notice:

_________________________

_________________________

Attention:  _________________________

Telephone: _________________________

Email:

       _________________________